UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2010

Hines Global REIT, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	333-156742	26-3999995
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 8, 2010, Hines Global REIT Hock Plaza I, LLC, a wholly-owned subsidiary of Hines Global REIT Properties LP (the "Operating Partnership"), which is a subsidiary of Hines Global REIT, Inc. ("Hines Global"), acquired Hock Plaza, a 12-story office building located in the North Durham submarket of Durham, North Carolina. The seller, Brickman Durham LLC, is not affiliated with Hines Global or its affiliates.

Hock Plaza was constructed in 2004 and consists of 327,160 square feet of rentable area that is 99% leased to three tenants.  Duke University and Duke University Health System lease 320,894 square feet or approximately 98% of the rentable area of the building under leases which expire in October 2019.  The annual base rent under these leases is currently approximately $8.3 million.  The remaining space is leased to one retail tenant.

The net purchase price for Hock Plaza was $97.9 million, exclusive of transaction costs, financing fees and working capital reserves. Hines Global funded the acquisition using proceeds from its current public offering and the assumption of an existing $80.0 million mortgage loan (see additional details in Item 2.03 below).

The estimated going-in capitalization rate for Hock Plaza is approximately 7.2%. The estimated going-in capitalization rate is determined by dividing the projected net operating income (“NOI”) for the first fiscal year by the net purchase price (excluding closing costs).  NOI includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees).  The projected NOI includes assumptions which may not be indicative of the actual future performance of Hock Plaza, including the assumption that the tenants will perform their obligations under their lease agreements during the next 12 months.

In connection with the acquisition of this property and the related assumption of an existing mortgage loan, Hines Global expects to pay its advisor, Hines Global REIT Advisors LP, an affiliate of Hines Interests Limited Partnership (“Hines”), approximately $2.0 million in acquisition fees and approximately $800,000 in debt financing fees.

The terms of the acquisition of Hock Plaza are more fully set forth in the Purchase and Sale Agreement between Brickman Durham LLC and Hines Global REIT Properties, LP, dated March 5, 2010 through August 27, 2010, as amended.  Both the agreement and amendments thereto are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 8, 2010, in connection with its acquisition of Hock Plaza, Hines Global REIT Hock Plaza I LLC entered into a loan assumption and substitution agreement whereby it assumed a first mortgage loan with an original principal amount of $80.0 million made by Bank of America, N.A., as trustee for the registered holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-through Certificates, Series 2006-GG6, as successor by assignment to Greenwich Capital Financial Products, Inc.  The loan requires monthly payments of interest only until January 2011, with monthly payments of principal and interest due thereafter. The loan has a fixed interest rate of 5.58%, matures in December 2015 and is secured by a first priority lien on Hines Global REIT Hock Plaza I LLC's interest in Hock Plaza and assignments of all personal property including its leases and rents. The loan documents permit prepayment, subject in certain instances to the payment of a prepayment premium. The loan documents contain customary events of default with corresponding grace periods, including, without limitation, payment defaults, cross-defaults to other agreements and bankruptcy-related defaults, and customary covenants, including limitations on the incurrence of debt and granting of liens. This loan is not recourse to Hines Global.  The Operating Partnership has provided a customary guaranty of certain of the loan obligations. If an event of default has not been cured and is continuing, the lender may declare that the principal and any unpaid interest are immediately due and payable.

Item 7.01 Regulation FD Disclosure.

On September 14, 2010 Hines issued a press release relating to Hines Global's acquisition of Hock Plaza. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

 Item 9.01 Financial Statements and Exhibits.

 (a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

To be filed by amendment. The registrant hereby undertakes to file any financial statements required to be filed in response to this item on an amendment to this Current Report on Form 8-K no later than November 24, 2010.

(d) Exhibits:

10.1 Purchase and Sale Agreement dated as of March 5, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.2 First Amendment to Purchase and Sale Agreement dated as of March 22, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.1 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.3 Second Amendment to Purchase and Sale Agreement dated as of March 24, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.2 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.4 Third Amendment to Purchase and Sale Agreement dated as of March 25, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.3 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.5 Fourth Amendment to Purchase and Sale Agreement dated as of March 26, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.4 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.6 Fifth Amendment to Purchase and Sale Agreement dated as of April 12, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.5 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.7 Sixth Amendment to Purchase and Sale Agreement dated as of April 22, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.6 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.8 Seventh Amendment to Purchase and Sale Agreement dated as of August 27, 2010, between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 10.23 to Pre-Effective Amendment No. 1 to Post- Effective Amendment No. 2 on September 1, 2010, and incoporated by reference herein)

99.1 Press Release of Hines dated September 14, 2010

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the estimated going-in capitalization rate for Hock Plaza, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the inaccuracy of the assumptions made by Hines Global in the calculation of the estimated going-in capitalization rate, and other risks described in the “Risk Factors” section of Hines Global’s Registration Statement on Form S-11, its Annual Report on Form 10-K for the year ended December 31, 2009 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

September 14, 2010	By:
Name: Ryan T. Sims
Title: Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
No.	Description

10.1
Purchase and Sale Agreement dated as of March 5, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.2
First Amendment to Purchase and Sale Agreement dated as of March 22, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.1 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.3
Second Amendment to Purchase and Sale Agreement dated as of March 24, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.2 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.4
Third Amendment to Purchase and Sale Agreement dated as of March 25, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.3 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.5
Fourth Amendment to Purchase and Sale Agreement dated as of March 26, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.4 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)

10.6	Fifth Amendment to Purchase and Sale Agreement dated as of April 12, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.5 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)
10.7	Sixth Amendment to Purchase and Sale Agreement dated as of April 22, 2010 between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 99.6 to the Registrant's Quarterly Report on Form 10-Q on May 17, 2010, and incorporated by reference herein)
10.8		Seventh Amendment to Purchase and Sale Agreement dated as of August 27, 2010, between Brickman Durham LLC and Hines Global REIT Properties LP (filed as Exhibit 10.23 to Pre-Effective Amendment No. 1 to Post- Effective Amendment No. 2 on September 1, 2010, and incoporated by reference herein)
99	.1*	Press Release of Hines, dated September 14, 2010

*		Filed herewith